AFBA 5STAR FUND, INC.

Supplement dated November 21, 2001

to
the Class I Shares Prospectus
Dated July 31, 2001 for the
AFBA 5Star Balanced Fund;
AFBA 5Star Equity Fund;
AFBA 5Star High Yield Fund and
AFBA 5Star USA Global Fund

and

the Class I Shares Prospectus
Dated October 12, 2001 for the
AFBA 5Star Science & Technology Fund and
AFBA 5Star Small Cap Fund

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information should be added to the section of the Prospectus entitled "How to Purchase Shares"

This prospectus offers Class I shares of each Fund. Class I Shares are intended to be made available to members and employees of AFBA, The 5Star Association and its affiliated companies. In addition, all shareholders holding Class I shares of a Fund in an existing account may continue to purchase additional Class I shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.